Supplement, dated September 4, 2003, to the Prospectus, dated May 1, 2003, of
                 Tri-Continental Corporation (the "Corporation")

      Effective September 4, 2003, the following information supersedes and replaces the information set forth in the first and second full paragraphs on page 13 of the Corporation's Prospectus under the caption "MANAGEMENT OF THE CORPORATION - The Manager:"

      The Corporation's portfolio is managed by the Manager's Core Equity Group. The Portfolio Manager of the Corporation is Paul C. Guidone, CFA. Mr. Guidone is also Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Income and Growth Fund, Inc., as well as Seligman Common Stock Portfolio and Seligman Income and Growth Portfolio, two portfolios of Seligman Portfolios, Inc. In addition, Mr. Guidone is a Managing Director and Chief Investment Officer of the Manager and a member of its Management Committee.

      Mr. Guidone joined the Manager in April 2001 as Chief Investment Officer and Managing Director. Prior to joining the Manager, he was Deputy Chairman and Group Chief Executive Officer of HSBC Asset Management, an investment subsidiary of HSBC Holdings plc.

CETRI1S2-9/03